UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                          REPUBLIC FIRST BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                    [LOGO]
                                 REPUBLIC FIRST
                                  BANCORP, INC.


                                                                  March 22, 2002

Dear Shareholder:

      You are cordially invited to attend the 2002 Annual Meeting of the Shareholders of Republic First Bancorp, Inc. to be held on Tuesday, April 23, 2002, at 4:00 p.m., Philadelphia time, at the Warwick-Radisson Hotel, 17th and Locust Streets, Philadelphia, PA 19103.

      This year's proposals for the Annual Meeting relate to (i) the election of directors and (ii) the transaction of such other business as properly may be brought before the Annual Meeting.

      Enclosed with your proxy materials is a copy of the Corporation's 2001 Annual Report to shareholders and Form 10-K.

      We look forward to seeing you at the meeting.


                                                     Sincerely,



                                                     /s/ Harry D. Madonna
                                                     Harry D. Madonna
                                                     Chairman of the Board


--------------------------------------------------------------------------------
 1608 Walnut Street Philadelphia, PA 19103 o Tel 215-735-4422 Fax 215-735-5373

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2002

                            ------------------------

TO OUR SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN THAT the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Republic First Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 23, 2002, at 4:00 p.m., Philadelphia time, at the Warwick-Radisson Hotel, 17th and Locust Streets, Philadelphia, PA 19103 to consider and act upon:

               1.   The   election  of  three  (3)  Class  I  Directors  of  the
                    Corporation;

               2.   The  transaction  of such other  business as properly may be
                    brought  before  the  Annual  Meeting  or  any   adjournment
                    thereof.

      Shareholders of record of the Corporation at the close of business on March 19, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.



   March 22, 2002

                                                    /s/ Robert A. Dobie
                                                    Robert A. Dobie
                                                    Senior Vice President,
                                                    and Corporate Secretary

                            ------------------------
                                TABLE OF CONTENTS
                            ------------------------



PROXY STATEMENT                                                             Page
  General Information.....................................................    1
  Voting and Revocability of Proxies......................................    1
  Solicitation of Proxies.................................................    1
  Voting Securities and Holders Thereof...................................    2
  Shareholder Proposals and Nominations for the Year 2003 Annual Meeting..    2
  Annual Report and Form 10-K.............................................    3
  Resignations............................................................    3
  Election of Directors...................................................    3
  Information Concerning Nominees and Continuing Directors................    3
  Recommendation of the Board of Directors for Election of Nominees.......    4
  Security Ownership of Certain Beneficial Owners and Management..........    4
  Board Committees and Attendance.........................................    7
  Executive Compensation..................................................    8
  Certain Relationships and Related Transactions..........................    9
  Compliance with Section 16(a) of the Exchange Act.......................    9
  Quorum and Voting Requirements..........................................    9
  Other Matters...........................................................   10
  Audit Committee Report..................................................   11
  Audit Committee Charter.................................................  A-1

                          REPUBLIC FIRST BANCORP, INC.
                               1608 Walnut Street
                        Philadelphia, Pennsylvania 19103


                         ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on Tuesday, April 23, 2002


                            ------------------------
                                 PROXY STATEMENT
                            ------------------------


General Information

      This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Republic First Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 2002 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 23, 2002, at 4:00 p.m., Philadelphia time, at the Warwick-Radisson Hotel, 17th and Locust Streets, Philadelphia, PA 19103. (Such meeting and any adjournment(s) or postponement(s) thereof will be hereinafter referred to as the "Annual Meeting".) This Proxy Statement is being first given or sent to shareholders of the Corporation on or about March 22, 2002.


Voting and Revocability of Proxies

      Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein, and FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

      Any shareholder who executes and returns a proxy card may revoke it at any time before it is voted by delivering to Robert A. Dobie, Senior Vice President and Corporate Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


Solicitation of Proxies

      Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof

      As of the close of business on March 19, 2002, the Record Date for voting at the Annual meeting, ("the Record Date"), the Corporation had 6,358,126 shares of Common Stock outstanding, par value $0.01 per share (the "Common Stock"), held by approximately 243 shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

      The presence in person or by proxy of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for the purpose of conducting business at the Meeting. For the purpose of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purposes of determining whether a quorum is present.


Shareholder Proposals and Nominations for the year 2003 Annual Meeting

      Any shareholder who intends to present a proposal for consideration at the Corporation's year 2003 Annual Meeting of Shareholders must submit her or his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the year 2003 Annual Meeting to present her or his proposal no later than November 21, 2002 in order to have the Corporation consider the inclusion of such proposal in the Corporation's year 2003 proxy and proxy statement relating to the year 2003 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

      Nominations for election to the Board of Directors at the year 2003 Annual Meeting may be made only in writing by a shareholder entitled to vote at the year 2003 Annual Meeting of Shareholders. Such nominations must be addressed as follows: Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Nominations for the year 2003 Annual Meeting must be received by the Corporate Secretary no later than November 21, 2002, and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.

Annual Report and Form 10-K

      The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's Annual Report and Form 10-K for the year ending December 31, 2001, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to Robert A. Dobie, Corporate Secretary, Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 19, 2002, the requesting party was a beneficial owner of the Corporation's common stock.


Resignations

      Mr. Sheldon Goldberg, whose term expires on April 23, 2002 advised that for personal reasons he did not desire to be reelected to the Board of Directors of the Corporation.


                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

      The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors.

      The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the two (2) current Class I directors, whose terms expire this year and both of whom have agreed to be named as nominees, and have nominated Harry D. Madonna, who was a Class III director, to stand for reelection as Class I directors to result in 3 Directors in each category.

      As of the Annual Meeting, the Board will have nine (9) members (Class I - three (3) directors; Class II - three (3) directors; Class III - three (3) directors). Current Class I directors' terms expire in 2002. The Class III directors' terms expire in 2004 and the Class II directors' terms expire in 2003 (in each case, until such Director's successor is duly elected and qualified).

      The nominees for Class I Directors are Kenneth J. Adelberg, William W. Batoff and Harry D. Madonna all of whom presently serve on the Board.

      Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is presently anticipated that each person elected as a Director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a Director of the Corporation's wholly-owned subsidiary, Republic First Bank (the "Bank"). Messrs. Adelberg, Batoff and Madonna will also be elected as directors of the Corporation's other wholly-owned subsidiary bank, First Bank of Delaware ("the Delaware Bank"), following the Annual Meeting.

      Mr. Adelberg is a Director of the Corporation, the Bank and the Delaware Bank and has been the President of the High Fidelity House Group of Companies from 1976 to present.

      Mr. Batoff is a Director of the Corporation and the Bank. He has been Managing Director, William W. Batoff Associates (government relations consulting firm), from 1996 to the present; former Senior Consultant, Cassidy & Associates (government relations consulting firm), 1972 to present; and Sole Proprietor, Batoff Enterprise Real Estate (real estate brokerage and management), 1975 to present.

      Mr. Madonna is Chairman of the Board of the Corporation, the Bank and the Delaware Bank; President of the Corporation and the Delaware Bank.


Recommendation of the Board of Directors for Election of Nominees

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.


Security Ownership of Certain Beneficial Owners and Management

        AGGREGATED OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 31, 2001
                        AND FISCAL YEAR END OPTION VALUES

                                                                                         (d) No. of Securities
                                                                                        Underlying Unexercised
                                                                                         Options at FY-End (#)

     (a) Name    (b) Shares Acquired on Exercise (#)  (c) Value Realized ($)       Exercisable         Unexercisable
       None                      N/A                            N/A                    N/A                  N/A

      Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as each of the other continuing directors of the Corporation, including name, current class, age, such person's principal occupation and employment during the past five years, the period during which such person has served as a Director of the Corporation, and any other Directorships they hold with companies having securities registered under the Securities Exchange Act of 1934, as amended, and the amount and percentage of the Corporation's Common Stock (based upon 6,358,126 shares of Common Stock issued and outstanding as of March 19, 2002) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 19, 2002.

                                                                                              Corporation's Common Stock
                                                                                              Beneficially Owned (2)(3),
                                                                                               Directly or Indirectly,
                                                                                                   on March 19, 2002
                                           Position With the Corporation/
                         Current           Principal Occupation                  Director                      % of
Name (1)                  Class     Age    During the Past Five Years              Since        Amount      Outstanding

Harry D. Madonna (7)        I       59     Chairman of the Board of  the           1988         390,657         6.14%
                                           Corporation,   the   Bank   and   the
                                           Delaware   Bank;   President  of  the
                                           Corporation and the Delaware Bank; Of
                                           Counsel  to  Spector  Gadon &  Rosen,
                                           effective January 1, 2002.

Michael J. Bradley (12)    III      57     Vice Chairman of the Board of the       1988          86,460         1.36%
                                           Corporation and the Bank; formerly
                                           Executive Vice President, Acute and
                                           Ambulatory Services, Mercy Health
                                           Corporation of Southeastern Pennsylvania;
                                           Managing Director BF Healthcare.




                                       4

                                                                                              Corporation's Common Stock
                                                                                              Beneficially Owned (2)(3),
                                                                                               Directly or Indirectly,
                                                                                                   on March 19, 2002
                                           Position With the Corporation/
                         Current           Principal Occupation                  Director                      % of
Name (1)                  Class     Age    During the Past Five Years              Since        Amount      Outstanding

Kenneth  J. Adelberg (4)    I       49     Director of the Corporation, the Bank   1988         323,570         5.09%
(Nominee)                                  and the Delaware Bank; President of
                                           The  High  Fidelity  House  Group  of
                                           Companies      (audio     &     video
                                           electronics), 1976 to present.

William W. Batoff (5)       I       67     Director of the Corporation, the Bank   1988        76,576          1.20%
(Nominee)                                  and the Delaware Bank; Managing Director,
                                           William    W.    Batoff    Associates
                                           (government    relations   consulting
                                           firm),  1996 to the  present;  former
                                           Senior    Consultant,    Cassidy    &
                                           Associates    (government   relations
                                           consulting  firm),  1972 to  present;
                                           Sole  Proprietor,  Batoff  Enterprise
                                           Real Estate  (real  estate  brokerage
                                           and management), 1975 to present.

Daniel S. Berman (6)       II       41     Director of the Corporation and the Bank; 1988       2,320           .04%
                                           President, Berman Development Corp.
                                           (real estate development), 1990 to present.

Neal I. Rodin (8)          III      57     Director of the Corporation and the Bank; 1988     130,373          2.05%
                                           Managing  Director,  The Rodin  Group
                                           (international       real      estate
                                           investment);      President,      IFC
                                           (international      financing     and
                                           investing), 1975 to present.

James E. Schleif (11)      II       59     Director of the Corporation and the Bank; 1993      57,000           .90%
                                           President,     Schleif     Consulting
                                           (Healthcare   Financial   Consulting;
                                           Executive       Vice       President,
                                           Administration  and  Finance,   Mercy
                                           Health System, 1978 to February 2001.

Steven J. Shotz (9)        III      57     Director of the Corporation and the Bank; 1988     222,051          3.49%
                                           President of Quantum Group, Inc.
                                           (venture capital group), 1995 to present.

Harris Wildstein, Esq.(10)  II      56     Director of the Corporation and the Bank; 1988     450,350          7.08%
                                           Vice President of R&S Imports, Ltd. and
                                           President of HVW, Inc. (auto dealerships),
                                           1977 to present.





                                       5

                                                                                              Corporation's Common Stock
                                                                                              Beneficially Owned (2)(3),
                                                                                               Directly or Indirectly,
                                                                                                   on March 19, 2002
                                           Position With the Corporation/
                         Current           Principal Occupation                  Director                      % of
Name (1)                  Class     Age    During the Past Five Years              Since        Amount      Outstanding

Robert D. Davis (13)       N/A      54     President and Chief Executive officer    N/A        77,167          1.21%
                                           of the Bank; Former Regional President
                                           of Mellon PSFS 1995-1999



Paul Frenkiel (14)         N/A      49     Chief Financial Officer of the           N/A        54,000           .88%
                                           Corporation, the Bank and
                                           the Delaware Bank;
                                           Former Chief Financial Officer
                                           JeffBanks Inc. 1987-2000

James V. Schermerhorn(15)  N/A      58     Chief Lending Officer of the Bank;       N/A        48,500            .76%
                                           Formally First Vice President  and
                                           Director of Business Banking
                                           Mellon PSFS 1997-1999

All continuing directors,
nominees and executive officers
as a group  (12 persons)                                         TOTALS:                    1,919,024         30.18%
                                                                                           ==========        =======


___________

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Republic First Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103.

(2) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after December 31, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

(3)  Information furnished by the directors of the Company.

(4) Includes 27,320 shares of Common Stock subject to options granted to Mr. Adelberg which are currently exercisable. The amount also includes 94,382 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(5) Includes 8,100 shares of Common Stock subject to options granted to Mr. Batoff which are currently exercisable.

(6) Includes 2,320 shares of Common Stock subject to options granted to Mr. Berman which are currently exercisable.

(7) Includes 240,557 shares of Common Stock subject to options granted to Mr. Madonna which are currently exercisable. The amount also includes 14,372 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(8) Includes 45,221 shares of Common Stock subject to options granted to Mr. Rodin which are currently exercisable. The amount also includes 3,421 shares of Common Stock owned by family members for which he disclaimed beneficial ownership.

(9) Includes 149,041 shares of Common Stock subject to options granted to Mr. Shotz which are currently exercisable.

(10) Includes 5,050 shares of Common Stock owned by family members for which Mr. Wildstein disclaimed beneficial ownership, and 24,500 shares of common stock subject to options granted Mr. Wildstein which are currently exercisable.





                                       6

(11) Includes 3,500 shares of Common Stock owned by family members, and 3,500 shares of common stock subject to options granted to Mr. Schleif, which are currently exercisable.

(12) Includes 5,500 shares of common stock subject to options granted to Mr. Bradley which are currently exercisable.

(13) Includes 75,667 shares of common stock subject to options granted to Mr. Davis which are currently exercisable.

(14) Includes 30,000 shares of common stock subject to options granted to Mr. Frenkiel of which 10,000 are currently exercisable.

(15) Includes 47,500 shares of common stock subject to options granted to Mr. Schermerhorn which are currently exercisable.


Board Committees and Attendance

      The Corporation's Board of Directors has organized standing Executive, Audit, Loan, Asset/Liability, Nominating and Option committees.

      Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Co-chairman), Bradley (Co-chairman); Adelberg, Rodin; Shotz; and Wildstein. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 2 meetings during 2001.

      Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Bradley (Chairman); Batoff; and Schleif; with an additional director to be added in 2002. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the Corporation's management and its independent auditors. The Audit Committee held 4 meetings during 2001.

      Loan Committee. The Loan Committee is composed of the following directors:
Messrs. Shotz (Chairman) Adelberg, Madonna; Wildstein; and Robert D. Davis, President and Chief Executive Officer of the Bank. The Loan Committee is authorized to review and approve/disapprove all loan applications presented to the Bank. The Loan Committee held 45 meetings in 2001.

      Asset/Liability Committee. The Asset/Liability Committee is composed of the following directors: Messrs. Schleif (Chairman), Madonna; Bradley; Rodin; and Davis. The Committee is authorized to coordinate Asset/Liability management of the Company including monitoring interest rate risk, liquidity and capital adequacy, as well as reviewing strategies and overseeing the business plan of the Corporation. The Committee held 4 meetings in 2001.

      Nominating Committee. The Nominating Committee is composed of the following directors: Messrs. Wildstein (Chairman) and Shotz. The Nominating
Committee recommends to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by security holders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 2002 Annual Meeting". The Nominating Committee held 1 meeting in 2001.

      Option Committee. The Option Committee is composed of the following directors: Messrs. Batoff (Chairman), Shotz and Wildstein. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held 1 meeting in 2001.

      During 2001, the Corporation's Board of Directors held 6 full Board meetings of the Corporation and Bank, 4 full Board meetings of the Delaware Bank and 56 Committee meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees, if any, on which such directors served, held during 2001.


Executive Compensation

      The following table shows the annual compensation of the Chief Executive Officer of the Company, the Bank and the Delaware Bank and the Banks' most highly compensated executive officers for the fiscal years 2001, 2000 and 1999.


                                              SUMMARY COMPENSATION TABLE

                                                                                       RestrictedSecurities
                                                                      Other               Stock  Underlying    LTIP   All Other
                                                                     Annual              Awards    Options    Payouts  Annual
Name & Principal Position            Year     Salary      Bonus       Comp     Options     ($)    SARs (#)      ($)     Comp
Robert D. Davis (1)                  2001    $201,673    $50,000         --         --      --         --        --       --
Chief Executive Officer              2000     175,000     50,000         --     64,000      --         --        --       --
and President of the Bank            1999     154,807                    --     44,000      --         --        --       --

James V. Schermerhorn                2001     150,000     50,000         --         --      --         --        --       --
Executive Vice President and         2000     150,000     49,034         --      7,500      --         --        --       --
Chief Lending Officer of the Bank    1999      92,307         --         --     40,000      --         --        --       --

Paul Frenkiel (2)                    2001     140,000     15,000         --       --        --         --        --       --
Executive Vice President and         2000      21,538         --         --     30,000      --         --        --       --
Chief Financial Officer of the       1999         N/A        N/A        N/A        N/A     N/A        N/A        N/A      N/A
Corporation and the Bank

Harry D. Madonna (3)                 2001         N/A        N/A        N/A     --         N/A        N/A        N/A      N/A
Chief Executive Officer and          2000         N/A        N/A        N/A     20,000     N/A        N/A        N/A      N/A
President of the Corporation         1999         N/A        N/A        N/A         --     N/A        N/A        N/A      N/A
and the Delaware Bank

Jere A Young                         2001     148,635         --         --         --      --         --        --       --
Former President and                 2000     125,000     25,000         --     41,250      --         --        --       --
Chief Executive Officer of the       1999     125,000     25,000         --         --      --         --        --       --
Corporation and the Delaware Bank



      Mr. Madonna became the Chief Executive Officer and President of the Corporation and the Delaware Bank effective January 1, 2002.

(1) Robert D. Davis currently serves as President and Chief Executive Officer of the Bank, under the terms of an employment agreement (the "Davis Agreement") effective February 1, 2001, at an annual base salary of $200,000 from February 1, 2001 through July 31, 2001, then at an annual rate of $225,000 until January 31, 2002 and thereafter increasing by 10% per annum until the expiration on January 31, 2004. The Davis Agreement may be terminated by the Corporation or by Mr. Davis with six months written notice. The Davis Agreement also provided that Mr. Davis be granted 11,667 options on January 31, 2002, 2003 and 2004. Mr. Davis is also eligible to receive an annual bonus of twenty-five (25) percent of his annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain fundamental changes in the Company, as set forth in the Davis Agreement, Mr. Davis will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence and an additional severance for up to 12 months following termination of employment. The Davis Agreement provides for the non-disclosure by Mr. Davis of confidential information acquired by him in the context of his employment with the Bank and the Company.

(2) Paul Frenkiel currently serves as Executive Vice President and Chief Financial Officer of the Corporation, the Bank and the Delaware Bank under the terms of an employment agreement (the "Frenkiel Agreement") which expires November 6, 2002, at an annual base salary of $140,000.

(3) Harry D. Madonna currently serves as Chairman of the Board of Directors, President and Chief Executive Officer of the Company and the Delaware Bank under the terms of an Agreement (the "Madonna Agreement") effective January 1, 2002, at an annual base salary of $300,000 increasing 10% per annum at the second and third anniversary dates. The Company or Mr. Madonna may terminate the agreement after three years or at any time for cause. Mr. Madonna is also eligible to receive an annual bonus of twenty-five (25) percent of his then annual base compensation in the sole discretion and determination of the Board of Directors upon achieving mutually agreed upon budget criteria. Upon the occurrence of certain fundamental changes in the Company, as set forth in the Madonna Agreement, Mr. Madonna will receive a severance payment equal to two (2) times his annual base salary in the year of the occurrence noted above and an additional severance of up to 12 months following termination of employment. The Madonna Agreement provides for the non-disclosure by Mr. Madonna of confidential information acquired by him in the context of his employment with the Bank and the Company.


Certain Relationships and Related Transactions

      Certain of the directors of the Corporation and/or their affiliates have loans outstanding from the Bank. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.


Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires the Corporation's officers and directors and persons who own more than 10% of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

      Based on the Corporation's review of the copies of the reports by it, the Corporation believes that all filings required to be made by Reporting Persons for the Period January 1, 2001, through December 31, 2001, were made on a timely basis.


Quorum and Voting Requirements

      A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock.

      The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

      Paul Verdi and Madeline McLaughlin shall be appointed the lawful proxies, each with full power of substitution, for and on behalf of the shareholders, to vote as specified in any appropriately completed proxy card, the shares of the Corporation's common stock held of record by the shareholder.

                                  OTHER MATTERS

      Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.

      IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                           By Order of the Board of Directors,

                                           /s/ Robert A. Dobie
                                           Robert A. Dobie,
                                           Senior Vice President,
                                           and Corporate Secretary

March 22, 2002

Audit Committee Report

      Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Corporation's Board of Directors submits the following report:


Audit Committee Report to Shareholders

      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporations accounting functions and internal controls. The Audit Committee is composed of 3 directors, each of whom is independent as defined by the National Association of Securities Dealers' (alternatively New York Stock Exchange) listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

      Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2001, financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

                       Respectfully submitted,
                       Michael J. Bradley, Director and Audit Committee Chairman William W. Batoff, Audit Committee Member
                       James E. Schleif, Audit Committee Member

                       THE AUDIT COMMITTEE

Consideration of Non-Audit Services Provided by the Independent Accountant

      The audit  committee has  considered  whether the services  provided under
other  non-audit   services  are  compatible  with   maintaining  the  auditor's
independence.


Audit and Non-Audit  Fees

      The following table presents fees for professional audit services by KPMG LLP for the audit of the Company's annual financial statements for 2001, and fees billed for other services rendered by KPMG LLP.

         Audit fees, excluding audit related ......................  $87,935
                                                                    ========

         Financial information systems design and implementation ..      $ 0
                                                                    ========

         All other fees:

              Audit related fees (1) ..............................  $10,500

              Other non-audit services (2) ........................  $16,000
                                                                    --------

         Total all other fees .....................................  $26,500
                                                                    ========


---------------------
(1) Audit related fees consisted principally of issuance of accountants' consents and an examination of management's assertion regarding financial reporting.

(2)   Other non-audit fees consisted of tax compliance services.

                                   APPENDIX A


                            ------------------------

                                 AUDIT COMMITTEE

                                     CHARTER

                            ------------------------

      The Board of Directors of the Corporation has created a Committee of the Board of Directors to be known as the AUDIT COMMITTEE with its goals, objectives, composition, term of office, duties and responsibilities as follows:


GOALS AND OBJECTIVES

      The primary goal of the Committee is to assist the Board of Directors in fulfilling its oversight and fiduciary responsibilities relating to corporate accounting and reporting practices of the holding company, Republic First Bancorp, and all related subsidiaries. In addition, the Committee:

      o Oversees and appraises the quality of the audit effort of the company's Internal (or outsourced) Audit function and that of its independent auditors;

      o Maintains, by scheduling regular meetings, open lines of communication among the Board, internal auditors, and the independent accountants to exchange views and information as well as confirm their respective authority and responsibilities;

      o  Serves as an  independent  and  objective  party to review  the  annual
         financial   information   presented  by  management  to   shareholders,
         regulators and the general public; and

      o Determines the adequacy of the company's administrative, operating, and internal accounting controls and evaluate adherence.


COMPOSITON

      The Chairman of the Board of Directors recommends the composition of the membership of the Audit Committee to the Board. The committee will be comprised of at least four directors, each of whom will be independent of senior management and operating executives of the holding company and all related subsidiaries, and free from any relationships which might in the opinion of the Board of Directors be construed as a conflict of interest. To comply with the charter, another director will be named to the Audit Committee at its first quarterly meeting. The Chairman of the Board shall select the chairperson of the Committee. Members must continue to be independent in all respects or they will be required to resign from the committee.

      Members of the Audit Committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the Corporation. Examples of such relationships include:

      o A director being employed by the Corporation or any of its affiliates for the current year or any of the past five years;

      o A director accepting any compensation from the Corporation or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan;

      o A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Corporation or any of its affiliates as an executive officer;

      o A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organizations to which the Corporation made, or from which the Corporation received, payments that are or have been significant to the Corporation or business organization in any of the past five years;

      o A director being employed as a executive of another company where any of the corporation's executives serves on that company's compensation committee.

      A director who has one or more of these relationships may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses in the next proxy statement subsequent to the determination, the nature of the relationship and the reasons for that determination.

      Members of the Audit Committee should be financially literate as a requirement of his or her appointment to the Audit Committee. Furthermore at least one member of the Audit Committee should have accounting or related financial management expertise.


TERM OF MEMBERSHIP

      Each member of the Committee shall serve a term of one continuous year after selection.


DUTIES AND RESPONSIBILITIES

      The Committee will hold at least four regular meetings per year, and such additional meetings as the chairperson of the Committee shall require in order to meet the following duties:

     o Recommend to the full Board the appointment and discharge of the independent accountant for the coming year;

     o    Review and approve independent accountant engagement letter.

     o Ensure that an external audit is conducted in compliance with statutory requirements;

     o    Review and approve the audit plan of the independent accountants;

     o Review and approve the audit plan of the Internal (or outsourced) Audit Department;

     o Evaluate the effectiveness of both the internal and external audit effort through regular meetings with each respective group;

     o Ensure the receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 98-1, and that the Audit Committee is also responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full board take, appropriate action to ensure the independence of the outside auditor;

     o Determine that no management restrictions are being placed upon either the internal or external auditors; determine through an independent review of any disagreement existing between management and the external accountants.

     o Evaluate the adequacy of the Corporation's internal accounting control system by review of written reports from the internal and external auditors, and monitor management's response and actions to correct any noted deficiencies;

     o Review all regulatory reports submitted to the Corporation and monitor management's response to them;

     o Require periodic reports from management, the independent accountants, and internal auditors on any significant proposed regulatory, accounting, or reporting issue to assess the potential impact upon the company's financial reporting process, and determine for approval any significant financial reporting issues; enter into executive session for confidential discussions with accountants without management being present if deemed advisable.

     o    Review and approve all significant accounting changes;

     o Review and approve the annual financial statements and Form 10K with operating management and the independent accountants, including the review of issues relating to all quarterly SEC filings;

     o Require that a Corporation's outside auditor discuss with the Audit Committee the auditor's judgements about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting; the discussion should include such issues as the clarity of the Corporation's financial disclosures and degree of aggressiveness or conservatism of the Corporation's accounting principles and underlying estimates and other risks and uncertainties reviewed by the outside auditors. This requirement should be written in a way to encourage open, frank discussion and to avoid boilerplate;

     o Identify and direct any special projects or investigation deemed necessary with the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

     o Submit minutes of all meetings of the Audit Committee to the Board of Directors of the Corporation;

     o Review internal and external audit reports' comments and findings and monitor the adequacy of management responses, and implementation of recommendations.

     o Perform such other functions as assigned by law, the Corporation's charter or bylaws, or The Board of Directors.

      The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the board of directors.

      In carrying out their responsibilities the Audit Committee believes its policies and procedures should remain flexible in order to react to changing conditions and the environment, and to assure the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

                    REPUBLIC FIRST BANCORP, INC. COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Republic First Bancorp, Inc. (the "Corporation") hereby constitutes and appoints Paul A. Verdi and Madeline M. McLaughlin, or either of them the lawful attorneys and proxies of the undersigned both with full power of substitution, for and on behalf of the undersigned, to vote as specified on the reverse side, all of the shares of the Corporation's common stock held of record by the undersigned on March 19, 2002, at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 23, 2002, at 4:00 p.m., at the Warwick-Radisson Hotel, 17th and Locust Streets Philadelphia, PA 19103 and at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1). IF ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTER IN THEIR SOLE DISCRETION. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Please complete, date and sign this proxy on the reverse side and mail without delay in the enclosed envelope.

                (Continued and to be signed on the reverse side)

                            o FOLD AND DETACH HERE o

Mark your votes as indicated in this example  [ x ]


(1) Election of Directors: Kenneth J. Adelberg, William W. Batoff, Harry D. Madonna

[  ]  FOR all nominees                            [  ]  WITHHOLD AUTHORITY
     (except as provided to the contrary below)         to vote for all nominees

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name here):


------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

NOTE: Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees, and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

Receipt of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated March 22, 2002 is hereby acknowledged. PLEASE SIGN, DATE AND MAIL TODAY.



Signature(s) of Shareholder(s) ________________________________________________

Dated ______________________________, 2002

                            o FOLD AND DETACH HERE o